Filed pursuant to Rule 497(a)

Registration No. 333-174756

Rule 482 ad

GOLUB CAPITAL BDC, INC. PRICES PUBLIC OFFERING OF 3,500,000 SHARES OF ITS COMMON STOCK

Chicago, IL—January 31, 2012— Golub Capital BDC, Inc. (the “Company”), a business development company (NASDAQ: GBDC, www.golubcapitalbdc.com), announced that it has priced an underwritten public offering of 3,500,000 shares of common stock at $15.35 per share. Wells Fargo Securities and UBS Investment Bank are acting as joint book-running managers for the offering. The offering of the shares will be made under the Company’s shelf registration statement, which was filed with, and declared effective by, the Securities and Exchange Commission.

The offering is expected to close on February 3, 2012, subject to customary closing conditions. The Company has also granted the underwriters an option to purchase up to an additional 525,000 shares of common stock to cover over-allotments, if any.

The Company intends to use the net proceeds from the offering to invest in portfolio companies in accordance with its investment objective and strategies and for general corporate purposes.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The prospectus supplement dated January 31, 2012 and the accompanying prospectus dated January 30, 2012, which have been filed with the Securities and Exchange Commission, contain this and other information about the Company and should be read carefully before investing.

The information in the prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of the Company and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

The offering may be made only by means of a prospectus supplement and an accompanying prospectus, copies of which may be obtained from Wells Fargo Securities, 375 Park Avenue, 4th Floor, New York, NY 10152, Attn: Equity Syndicate or by e-mailing cmclientsupport@wellsfargo.com or calling (800) 326-5897, or UBS Investment Bank, 299 Park Ave., New York, New York 10171, Attn: Prospectus Department or by calling (888) 827-7275.

ABOUT GOLUB CAPITAL BDC, INC.

Golub Capital BDC, Inc. principally invests in senior secured, unitranche, mezzanine and second lien loans of middle-market companies that are, in most cases, sponsored by private equity investors. Golub Capital BDC, Inc.’s investment activities are managed by its investment adviser, GC Advisors LLC, an affiliate of the Golub Capital group of companies (“Golub Capital”).

ABOUT GOLUB CAPITAL

Golub Capital, founded in 1994, is a leading lender to middle-market companies. In 2010, Golub Capital was named “Middle Market Lender of the Year” by Buyouts Magazine and “Debt Financing Agent of the Year” by M&A Advisor. Golub Capital was ranked the #1 Traditional Middle Market Bookrunner through the first nine months of calendar year 2011 by Thomson Reuters LPC for senior secured loans of up to $100 million for leveraged buyouts (based on number of deals completed). As of December 31, 2011, Golub Capital managed over $5.0 billion of capital, with a team of investment professionals in New York and Chicago.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those expressed or implied in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. Golub Capital BDC, Inc. undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Contact:

Ross Teune

312-284-0111

rteune@golubcapital.com